Exhibit 24


                               POWERS OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Richard A. Hayne and Stephen A. Feldman as his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitutes may do or cause to be done by virtue hereof.


Signature                                           Title                                   Date
- ---------                                           -----                                   ----
/s/ Richard A. Hayne              Chairman of the Board of Directors and President      August 2, 1999
- -------------------------
    Richard A. Hayne


/s/ Stephen A. Feldman            Chief Financial Officer                               August 2, 1999
- -------------------------
    Stephen A. Feldman


/s/ Kenneth R. Bull               Treasurer                                             August 2, 1999
- -------------------------
    Kenneth R. Bull


                                  Director                                              August 2, 1999
- -------------------------
    Kenneth K. Cleeland


/s/ Scott A. Belair               Director                                              August 2, 1999
- -------------------------
    Scott A. Belair


/s/ Harry S. Cherken, Jr.         Director                                              August 2, 1999
- -------------------------
    Harry S. Cherken, Jr.


                                  Director                                              August 2, 1999
- -------------------------
    Joel S. Lawson III


/s/ Burton M. Sapiro              Director                                              August 2, 1999
- -------------------------
    Burton M. Sapiro